                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Movie Star, Inc. (the "Company") on Form
10-K for the period ended June 30, 2006 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that to the best of his knowledge:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: September 27, 2006                  /s/ Melvyn Knigin
                                           -------------------------------------
                                           Melvyn Knigin
                                           Chief Executive Officer

Dated: September 27, 2006                  /s/ Thomas Rende
                                           -------------------------------------
                                           Thomas Rende
                                           Chief Financial Officer